SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: March 4, 1998

               Date of earliest event reported: February 24, 1998

                       TriNet Corporate Realty Trust, Inc.
             (Exact name of registrant as specified in its charter)

Maryland                              I-11918               94-3175659
(State or other jurisdiction          (Commission File      (I.R.S. Employer
of organization)                      Number)              Identification No.)

Four Embarcadero Center                                          94111
Suite 3150                                                     (Zip Code)
San Francisco, CA
(Address of principal executive offices)

                                 (415) 391-4300

              (Registrant's telephone number, including area code)


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Item 7.  Financial Statements and Exhibits

       (c) Exhibits

Exhibit           Exhibit
Number

1.1 Underwriting Agreement, dated February 24, 1998, relating to 6.75% Dealer remarketable securities due 2013 ("Drs."), between TriNet Corporate Realty Trust, Inc. (the "Company"), J.P. Morgan Securities Inc. and Goldman, Sachs & Co.

1.2 Remarketing Agreement, dated February 27, 1998, relating to the Drs., between the Company and J.P. Morgan Securities Inc.

4.1 Senior Debt Securities Indenture, dated as of February 27, 1998, between the Company and Harris Trust and Savings Bank (the "Trustee").

4.2 Supplemental Indenture No. 1, dated as of February 27, 1998, between the Company and the Trustee, relating to the Drs., including the form of Drs.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TRINET CORPORATE REALTY TRUST, INC.


                                    By:  /s/ A. William Stein
                                         -------------------------------------
                                         Name:  A. William Stein
                                         Title: Executive Vice President and
                                                  Chief Financial Officer
Date:    March 3, 1998

                                  Exhibit Index



Exhibit           Exhibit
Number

1.1 Underwriting Agreement, dated February 24, 1998, relating to 6.75% Dealer remarketable securities due 2013 ("Drs."), between TriNet Corporate Realty Trust, Inc. (the "Company"), J.P. Morgan Securities Inc. and Goldman, Sachs & Co.

1.2 Remarketing Agreement, dated February 27, 1998, relating to the Drs., between the Company and J.P. Morgan Securities Inc.

4.1 Senior Debt Securities Indenture, dated as of February 27, 1998, between the Company and Harris Trust and Savings Bank (the "Trustee").

4.2 Supplemental Indenture No. 1, dated as of February 27, 1998, between the Company and the Trustee, relating to the Drs., including the form of Drs.